Summary Prospectus May 1, 2011

Class I Shares

Portfolio Optimization
Aggressive-Growth Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund, and the portfolio and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(7 a.m. – 5 p.m. Pacific time)

The current Fund prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus.

Investment goal
This portfolio seeks high, long-term capital appreciation.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of this portfolio. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on those charges, please refer to the applicable contract or policy prospectus.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I

Management fee	0.10

Service fee	0.20

Other expenses[1]	0.02

Acquired fund fees and expenses[1]	0.70

Total annual operating expenses	1.02

Less fee waiver[2]	(0.10)

Total annual operating expenses after fee waiver	0.92

[1]	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
[2]	The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Portfolio.

Example
The examples below are intended to help you compare the cost of investing in the portfolio with the cost of investing in other portfolios of the Fund or other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the portfolio’s annual operating expenses remain as stated in the previous table throughout the periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate of actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem all of your shares at the end of each period

Class I
1 year	$94

3 years	$304

Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance. This portfolio is new and does not yet have a turnover rate.

Principal investments and strategies
This portfolio is an asset allocation “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The portfolio aims to provide diversification across major asset classes – cash equivalents, fixed income, domestic equity, and international equity – by investing primarily in Class P shares of other Pacific Select Fund portfolios (each, an “Acquired Fund” or “Underlying Portfolio” or collectively, the “Underlying Portfolios”). Each Underlying Portfolio invests directly in equity securities, bonds or other securities, as appropriate, consistent with its investment objective and strategies. The portfolio may invest a significant portion of its assets in any Underlying Portfolio.

Through investments in the Underlying Portfolios, this portfolio invests primarily in equity securities, principally in common stocks of U.S. and international (including emerging market countries) companies. As of the date of this prospectus, the portfolio’s target asset class allocations are 8% of its assets to fixed income, 65% to domestic equity and 27% to international equity.

The Underlying Portfolios are not comprised of just one asset class; therefore, the asset class allocations may differ from the Underlying Portfolio allocations.

Underlying Portfolio Allocation Targets (as of 5/1/11)

Diversified Bond:	2%	Mid-Cap Equity:	6%
Managed Bond:	4%	Mid-Cap Growth:	4%
American Funds Growth:	2%	Mid-Cap Value:	4%
American Funds Growth-		Small-Cap Equity:	5%
Income:	3%	Small-Cap Growth:	2%
Comstock:	7%	Small-Cap Index:	2%
Dividend Growth:	3%	Small-Cap Value:	2%
Equity Index:	6%	Real Estate:	3%
Growth LT:	2%	Emerging Markets:	5%
Large-Cap Growth:	4%	International Large-Cap:	8%
Large-Cap Value:	8%	International Small-Cap:	5%
Long/Short Large-Cap:	5%	International Value:	5%
Main Street Core:	3%

Although the portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

PLFA regularly reviews the portfolio’s allocations to determine whether rebalancing is appropriate and may use cash flows to help implement target allocations and rebalancing. Although PLFA does not intend to make frequent tactical adjustments to the target asset mix, PLFA has the right to modify the target allocations and Underlying Portfolios from time to time.

Principal risks
As with any mutual fund, the value of the portfolio’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the portfolio will achieve its investment objective. There may be some losses in the values of the investment as asset values fluctuate. The value of your portfolio shares will fluctuate and you could lose money. The portfolio may be affected by the following principal risks, among other non-principal risks:

•	Asset Allocation Fund of Funds Risk: Typically, the fund of funds are exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long-term, which assumes that asset classes may not move in tandem and that positive returns in one or more classes will help offset negative returns in other asset classes, although you still may lose money and/or experience volatility, particularly during periods of broad market declines. Market and asset class performance may differ in the future from the historical performance and from the assumptions used to develop the allocations. There’s a risk that you could achieve better returns by investing in an individual portfolio or portfolios representing a single asset class rather than using asset allocation.

•	Potential Conflicts of Interest Risk: PLFA may be subject to competing interests that have the potential to influence its investment decisions for the portfolio. For example, PLFA may be influenced by its view of the best interests of underlying portfolios, such as a view that an underlying portfolio may benefit from additional assets or could be harmed by redemptions. In addition, PLFA may be influenced by the insurance companies which use the asset allocation portfolios as investment vehicles for their variable life and annuity products in terms of how the asset allocation portfolios are managed and their risk profiles.

Principal risks from holdings in Underlying Portfolios

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the portfolio in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the portfolio’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the portfolio’s investment objective, which could have an adverse impact on the portfolio’s performance generally, relative to other portfolios with similar investment objectives or relative to its benchmark.

•	Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to the risks of equity securities. In exchange for this potentially lower risk, the portfolio’s value may not rise as much as the value of a portfolio that emphasizes companies with smaller market capitalizations.

•	Value Companies Risk: Value companies are those that are thought to be undervalued and that a company’s stock is trading for less than its intrinsic value. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Growth Companies Risk: Growth companies have the potential for above average or rapid growth but may give the portfolio a higher risk of price volatility than investments in “undervalued” companies.

•	Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier and more susceptible to price swings than larger companies. Mid-capitalization companies may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies.

•	Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

•	Small-Capitalization Companies Risk: Small-capitalization companies may be riskier and more susceptible to price swings than larger companies. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, a more limited ability to raise capital, may have inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger more established companies.

•	Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa,

may be riskier than developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the portfolio holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in smaller companies have a greater risk of being or becoming less liquid than investments in equity securities with larger market capitalizations.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•	Small Number of Holdings Risk: A portfolio with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Portfolio Performance
The portfolio does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the portfolio.

Portfolio Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day to day management of the fund are:

Portfolio Manager and Primary	Experience
Title with Investment Adviser	with Portfolio

Howard T. Hirakawa, Vice President	Since 2011
Carleton J. Muench, Assistant Vice President	Since 2011

Purchase and sale of shares
Class I shares of the portfolio are offered at NAV and are available only as underlying investment options for variable life insurance and variable annuity products (variable products) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the portfolios – you choose investment options through your variable product. The insurance companies then invest in the portfolios if you choose them as investment options, and redeem shares of the portfolios if you choose to decrease those investment options. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the portfolios that apply to your variable product should be described in the prospectus for the variable product.

Tax information
Because the only shareholders of the portfolios are the insurance companies offering the variable products, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to broker-dealers and other financial intermediaries
Pacific Select Distributors, Inc. (PSD), the Distributor for the portfolios and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the portfolios pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the portfolios over another investment.